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                  ASTORIA FEDERAL SAVINGS AND LOAN ASSOCIATION
            RECOGNITION AND RETENTION PLAN FOR OFFICERS AND EMPLOYEES


                                    ARTICLE I
                            ESTABLISHMENT OF THE PLAN


        1.01 Astoria Federal Savings and Loan Association hereby establishes the Recognition and Retention Plan for Officers and Employees (the "Plan") upon the terms and conditions hereinafter stated in this Recognition and Retention Plan.

                                   ARTICLE II
                               PURPOSE OF THE PLAN


        2.01 The purpose of the Plan is to retain Executive Officers and Employees of experience and ability by providing such persons with a proprietary interest in the Company as compensation for their contributions to the Association and its Affiliates and as an incentive to make such contributions and to promote the Association's growth and profitability in the future.


                                   ARTICLE III
                                   DEFINITIONS


        The following words and phrases when used in this Plan with an initial capital letter, unless the context clearly indicates otherwise, shall have the meanings set forth below. Wherever appropriate, the masculine pronoun shall include the feminine pronoun and the singular shall include the plural.

        3.01 "Affiliate"   means  (i)  a  member  of  a  controlled  group  of
corporations of which the holding Company is a member or (ii) an unincorporated trade or business which is under common control with the Holding Company as determined in accordance with Section 414(c) of the Internal Revenue Code of 1986, as amended, (the "Code") and the regulations issued thereunder. For purposes hereof, a "controlled group of corporations" shall mean a controlled group of corporations as defined in Section 1563(a) of the Code determined without regard to Section 1563(a)(4) and (e)(3)(C).

        3.02 "Association" means Astoria Federal Savings and Loan Association.




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        3.03 "Beneficiary" means the person or persons designated by a Recipient to receive any benefits payable under the Plan in the event of such Recipient's death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by
similar  written  notice  to  the  Committee.   In  the  absence  of  a  written
designation, the Beneficiary shall be the Recipient's surviving spouse, if any or if none, his estate.

        3.04 "Board" means the Board of Directors of the Association.

        3.05 "Committee" means the Committee of the Board administering this Plan, which shall be comprised of those members of the Compensation Committee of the Board of the Association who are non-employee directors and "disinterested directors" as that term is defined under Rule 16b-3 under the Securities Exchange Act of 1934, as amended, (the "Exchange Act") promulgated by the Securities and Exchange Commission.

        3.06 "Common Stock" means shares of the common stock, $.01 par value per share, of the Company.

        3.07 "Company" shall mean Astoria Financial Corporation.

        3.08 "Conversion" means the conversion of the Association from the mutual to the stock form of organization and the acquisition of the Association by the Company.

        3.09 "Disability" means the permanent and total inability by reason of mental or physical infirmity, or both, of a Recipient to perform the work customarily assigned to him. Additionally, a medical doctor selected or approved by the Board of Directors must advise the Committee that it is either not possible to determine when such Disability will terminate or that it appears probable that such Disability will be permanent during the remainder of said participant's lifetime.

        3.10 "Employee" means any person who is currently employed by the Association or an Affiliate, including officers, but such term shall not include Executive Officers.

        3.11 "Executive Officer" means those employees of the Association or the Company designated as Executive Officers by the Board.

        3.12 "Plan Share Award" means a right granted under this Plan to earn Plan Shares.

        3.13 "Plan Shares" means shares of Common Stock held in the Trust and issued or issuable to a Recipient pursuant to the Plan.

        3.14 "Plan Share Reserve" means the shares of Common Stock held by the Trustee pursuant to Sections 5.03 and 5.04.


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        3.15 "Recipient"  means an Executive Officer or an Employee who receives a Plan Share Award under the Plan.

        3.16 "Retirement" with respect to a Recipient means termination of employment which constitutes retirement under any tax qualified plan maintained by the Association or by reaching age 65.

        3.17 "Trust" means a trust established by the Board in connection with this Plan to hold Plan assets for the purposes set forth herein.

        3.18 "Trustee" means that person or persons and entity or entities approved by the Board pursuant to Sections 4.01 and 4.02 to hold legal title to any of the Plan assets for the purposes set forth herein.


                                   ARTICLE IV
                           ADMINISTRATION OF THE PLAN

        4.01 Role of the Committee. The Plan shall be administered and interpreted by the Committee, which shall have all of the powers allocated to it in this and other Sections of the Plan. The interpretation and construction by the Committee of any provisions of the Plan or of any Plan Share Award granted hereunder shall be final and binding. The Committee shall act by vote or written consent of a majority of its members. Subject to the express provisions and limitations of the Plan, the Committee may adopt such rules, regulations and procedures as it deems appropriate for the conduct of its affairs. The Committee shall report its actions and decisions with respect to the Plan to the Board at appropriate times, but in no event less than one time per calendar year. The Committee shall recommend to the Board one or more person(s) or entity to act as Trustee(s) in accordance with the provisions of this Plan and the terms of any trust agreement.

        4.02 Role of the Board. The members of the Committee shall be appointed or approved by, and will serve at the pleasure of, the Board. The Board may in its discretion from time to time remove members from, or add members to, the Committee, and may remove, replace or add any Trustees. The Board shall have all of the powers allocated to it in this and other Sections of the Plan.

        4.03 Limitation on Liability. No member of the Board or the Committee shall be liable for any determination made in good faith with respect to the Plan or any Plan Shares or Plan Share Awards granted under it. If a member of the Board or the Committee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Association shall indemnify such member against expense (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or

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proceeding if he acted in good faith and in a manner he  reasonably  believed to be in the best interests of the Association and its Affiliates and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

                                    ARTICLE V
                        CONTRIBUTIONS; PLAN SHARE RESERVE

        5.01 Amount  and  Timing  of   Contributions.   The  Association  shall
contribute to the Trust an amount sufficient to purchase up to 517,521 shares of Common Stock. No contributions by Employees shall be permitted. The Trustee may hold and commingle contributions to the Plan and earnings thereon with the assets of any other Recognition and Retention Plan maintained by the Association.

        5.02 Initial Investment. Any amounts held by the Trust prior to the conversion of the Association from a mutual to a stock savings Association shall be invested by the Trustee in such interest-bearing account or accounts at the Association as the Trustee shall determine to be appropriate.

        5.03 Investment of Trust Assets Upon the Conversion, Creation of Plan Share Reserve. Upon the Conversion, the Trustee shall invest all of the Trust's assets exclusively in Common Stock except as otherwise provided below; provided, however, that the Trust shall not invest in more than 517,521 shares of Common Stock which shall constitute the "Plan Share Reserve." In the event that all or a portion of the designated number of the shares of Common Stock are not available for purchase by the Trust in the Conversion, the Trustee in accordance with applicable rules and regulations shall purchase shares of Common Stock in the open market or, in the alternative, shall purchase authorized but unissued shares of the Common Stock from the Company sufficient to fund the Plan Share Reserve. Any earnings received with respect to Common Stock held in the Reserve shall be held in an interest bearing account. Any earnings received with respect to Common Stock subject to a Plan Share Award shall be held in an interest bearing account on behalf of the individual Recipient.

        5.04 Effect of Allocations and Forfeitures Upon Plan Share Reserves. Upon the allocation of Plan Share Awards under Section 6.02, or the decision of the Committee to sell Plan Shares and return the proceeds to the Association, the Plan Share Reserve shall be reduced by the number of Shares subject to the Awards so allocated or sold. Any Shares subject to an Award which may not be earned because of a forfeiture by the Recipient pursuant to Section 7.01 shall be returned (added) to the Plan Share Reserve.


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                                   ARTICLE VI
                            ELIGIBILITY; ALLOCATIONS

        6.01 Eligibility. Executive Officers and Employees of the Association and its Affiliates are eligible to receive Plan Share Awards.

        6.02 Allocations.

        (a) The Committee may determine which of the Executive Officers and Employees referenced in Section 6.01 above shall be granted Plan Share Awards, the number of shares covered by each Award and the manner in which Plan shares shall be earned (vested) under each award.

        (b) Notwithstanding anything contained herein to the contrary, the number of Shares covered by Awards may not exceed the number of Shares in the Plan Share Reserve immediately prior to the grant of such Awards, and provided further, that in no event shall any Awards be made which will violate the Charter, Bylaws or Plan of Conversion of the Association or any applicable federal or state law or regulation. In the event Plan Shares are forfeited for any reason, such shares shall remain in the Plan Share Reserve until used to satisfy subsequent Awards or until the termination of the Plan. At that time any remaining Plan Shares shall be sold by the Trustee and the proceeds of such sale shall be returned to the Association.

        6.03 Form  of   Allocation.   As  promptly  as   practicable   after  a
determination is made pursuant to Section 6.02 that a Plan Share Award has been granted, the recipient shall be notified in writing of the grant of a Plan Share Award. Such notice shall include the number of Plan Shares covered by the Award, and the terms upon which the Plan Shares subject to the Award may be earned. The date on which the Committee so notifies the Recipient shall be considered the date of grant of the Plan Share Award. The Committee shall maintain records as to all grants of Plan Share Awards under the Plan.

        6.04 Allocations Not Required. Notwithstanding anything to the contrary in Sections 6.01 and 6.02, no Employee shall have any right or entitlement to receive a Plan Share Award hereunder, such Awards being at the total discretion of the Committee, nor shall the Executive Officers or the salaried Employees as a group have such a right. The Committee may, with the approval of the Board (or, if so directed by the Board, may) direct the Trustee to sell all Common Stock in the Plan Share Reserve and return the proceeds from such sale to the Association at any time. The Company shall have the right of first refusal upon the sale of any Common Stock by the Trustee.

                                   ARTICLE VII
             EARNING AND DISTRIBUTION OF PLAN SHARES; VOTING RIGHTS

        7.01 Earning Plan Shares; Forfeitures.
                  (a) General Rules. Unless the Committee shall specifically state to the contrary at the time a Plan Share Award is granted,

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Plan  Shares  subject  to an Award  shall be earned  annually  by the  Executive
Officers at the rate of twenty percent (20%) of the aggregate number of Shares covered by the Award on the tenth business day of January 1995 and thereafter at the rate of twenty percent (20%) on the tenth business day of each January thereafter during which the Executive Officer is an employee of the Association or an Affiliate. Plan Shares granted to other Employees pursuant to a Plan Share Award shall be earned at the rate of thirty-three and one-third percent (33 1/3%) of the aggregate number of Shares covered by the Award on the tenth business day of January 1997 and thereafter at the rate of thirty-three and one-third percent (33 1/3%) on the tenth business day of each January thereafter during which the Employee is an employee of the Association or an Affiliate. Notwithstanding the foregoing, the Committee may provide for a less or more rapid earnings rate than that set forth herein. If the employment of a Recipient is terminated prior to the time the Plan Share Award is completely earned for any reason (except as specifically provided in Subsections (b) and (c) below), the Recipient shall forfeit the right to earn any Shares subject to the Award which have not theretofore been earned.

        In determining the number of Plan Shares which are earned, fractional shares shall be rounded down to the nearest whole number, provided that such fractional shares shall be aggregated and earned, on the last anniversary in which the Plan Share Award vests.

                  (b) Exception for Terminations Due to Death, Disability and Retirement. Notwithstanding the general rule contained in Section 7.01(a) above, all Plan Shares subject to a Plan Share Award held by a Recipient whose employment with the Association or an Affiliate terminates due to death, Disability or Retirement, shall be deemed earned as of the Recipient's last day of employment with the Association or an Affiliate. Provided, however, that if the Recipients' last day of employment terminates due to Retirement or Disability within one year of the date of Conversion, the shares earned by the Recipient may not be disposed of by the Recipient during the one-year period following the Conversion.

                  (c) Exception for Terminations After a Change in Control. Notwithstanding the general rule contained in Section 7.01(a) above, all Plan Shares subject to a Plan Share Award held by a Recipient whose employment with the Association or an Affiliate terminates following a change in control of the Association or Company, shall be deemed earned as of the Recipient's last day of employment with the Association or an Affiliate. For purposes of this Plan, a "Change in Control" of the Association or Company shall mean an event of a nature that; (i) would be required to be reported in response to Item I of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"); or (ii) results in a Change in Control of the Association or the Company within the meaning of the Home Owners' Loan Act of 1933, as amended, and the Rules and Regulations promulgated by the Office of Thrift Supervision ("OTS") (or its predecessor agency), as in effect on the date hereof (provided, that in applying the definition of change in control as set forth under the rules and regulations of the OTS, the Board shall substitute its judgment for that of the
OTS); or (iii) without limitation such a Change in Control shall be deemed to have occurred at such time as (A) any "person" (as the term is used in Sections 13(d)

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and 14(d) of the Exchange Act) is or becomes the "beneficial  owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Association or the Company representing 20% or more of the Association's or
the  Company's   outstanding   securities  except  for  any  securities  of  the
Association purchased by the Company in connection with the conversion of the Association to the stock form and any securities purchased by any tax-qualified employee benefit plan of the Association; or (B) individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company's stockholders was approved by the same Nominating Committee serving under an Incumbent Board, shall be, for purposes of this clause (B), considered as though he were a member of the Incumbent Board; or (C) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Association or the Company or similar transaction occurs in which the Association or Company is not the resulting entity; or (D) a proxy statement soliciting proxies from shareholders of the Company, by someone other than the current management of the Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Company or Association or similar transaction with one or more corporations as a result of which the outstanding shares of the class of securities then subject to the plan or transaction are exchanged for or converted into cash or property or securities not issued by the Association or the Company shall be distributed; or (E) a tender offer is made for 20% or more of the voting securities of the Association or the Company.

                  (d) Revocation for Misconduct. Notwithstanding anything herein to the contrary, the Committee may by resolution immediately revoke, rescind and terminate any Plan Share Award, or portion thereof, previously awarded under this Plan, to the extent Plan Shares have not been delivered thereunder to the Recipient, whether or not yet earned, in the case of an Employee who is discharged from the Association or an Affiliate for cause (as hereinafter defined), or who is discovered after termination of employment or service to have engaged in conduct that would have justified termination for cause. "Cause" is defined as personal dishonesty, willful misconduct, any breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, or the willful violation of any law, rule or regulation (other than traffic violations or similar offenses) which results in a material loss to the Association or final cease and desist order.

        7.02 Accrual of Dividends. Whenever Plan Shares are paid to a Recipient or Beneficiary under Section 7.03, such Recipient or Beneficiary shall also be entitled to receive, with respect to each Plan Share paid, an amount attributable to any cash dividends and a number of shares of Common Stock equal to any stock dividends declared and paid with respect to a share of Common Stock between the date the relevant Plan Share Award was granted and the date the Plan Shares are being distributed. There shall also be distributed an appropriate amount of net earnings, if any, of the Trust with respect to any dividends so paid out.


        7.03 Distribution of Plan Shares.

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                  (a)  Timing of  Distributions: General Rule. Plan Shares shall be distributed to the Recipient or his Beneficiary, as the case may be, as soon as practicable after they have been earned.

                  (b) Form of Distribution. All Plan Shares, together with any shares representing stock dividends, shall be distributed in the form of Common Stock. One share of Common Stock shall be given for each Plan Share earned and payable. Payments representing accumulated dividends (and earnings thereon, if any) shall be made in cash or Common Stock.

                  (c) Withholding. The Trustee shall withhold from any payment or distribution made under this Plan sufficient amounts of cash or shares of Common Stock to cover any applicable withholding and employment taxes, and if the amount of such payment is insufficient, the Trustee may require the Recipient or Beneficiary to pay to the Trustee the amount required to be withheld as a condition of delivering the Plan Shares. The Trustee shall pay over to the Association or Affiliate which employs or employed such Recipient any such amount withheld from or paid by the Recipient or Beneficiary. If this Plan is qualified under 17 C.F.R. ss.240.16b-3 of the Exchange Act Rules, then any withholding shall comply with 17 C.F.R. ss.240.16b-3(e).

        7.03 Voting of Plan Shares. After a Plan Share Award has been granted, the Recipient shall be entitled to direct the Trustee as to the voting of the Plan Shares which are covered by the Plan Share Award and which have not yet been earned and distributed to him pursuant to Section 7.03, subject to rules and procedures adopted by the Committee for this purpose. All shares of Common Stock held by the Trust as to which Recipients are not entitled to direct, or have not directed, the voting, shall be voted by the Trustee in the same proportion as Plan Shares which have been awarded and voted.

                                  ARTICLE VIII
                                  MISCELLANEOUS

        8.01 Adjustments for Capital Changes. In the event of any change in the outstanding shares of Common Stock of the Company by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, or other increase or decrease in such shares effected without receipt or payment of consideration by the Company, the Committee shall adjust the aggregate number of Plan Shares available for issuance pursuant to the Plan and shall adjust the number of shares to which any Plan Share Award relates to prevent dilution or enlargement of the rights granted to the Recipient under the Plan.
        8.02 Amendment and Termination of Plan. The Board may, by resolution, at any time amend or terminate the Plan . Except as otherwise provided, rights and obligations under any Plan Share Award granted before an amendment shall not be altered or impaired by such amendment without the written consent of the Recipient. If the Plan becomes qualified under 17 C.F.R. ss.16b-3 of the rules and regulations promulgated under the Exchange Act and an

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amendment would require shareholder approval under such Rule 16b-3 to retain the
Plan's qualification, then such amendment shall be presented to shareholders for
ratification,   provided,  however,  that  the  failure  to  obtain  shareholder ratification shall not affect the validity of the Plan as so amended and the Plan Share Awards granted thereunder. The power to amend or terminate shall include the power to direct the Trustee to return to the Association all or any part of the assets of the Trust, including proceeds from the sale of shares of Common Stock held in the Plan Share Reserve, as well as shares of Common Stock and other assets subject to Plan Share Awards but not yet earned by the Recipients to whom they are awarded. However, the termination of the Trust shall not affect a Recipient's right to earn Plan Share Awards and to the distribution of Common Stock relating thereto, including earnings thereon, in accordance with the terms of this Plan and the grant by the Committee or Board.

        8.03 Nontransferable. Plan Share Awards and rights to Plan Shares shall not be transferable by a Recipient, and during the lifetime of the Recipient, Plan Shares may only be earned by and paid to the Recipient who was notified in writing of the Award by the Committee pursuant to Section 6.03.

        8.04 Employment Rights. Neither the Plan nor any grant of a Plan Share Award or Plan Shares hereunder nor any action taken by the Trustee, the Committee or the Board in connection with the Plan shall create any right on the part of any Executive Officer or Employee to continue in the employ of the Association or an Affiliate thereof, or the Company.

        8.05 Voting and Dividend Rights. No Recipient shall have any voting or dividend rights or other rights of a shareholder in respect of any Plan Shares covered by a Plan Share Award, except as expressly provided in Sections 7.02 and
7.04 above, prior to the time said Plan Shares are actually distributed to him or her.

        8.06 Governing Law. The Plan and Trust shall be governed by the laws of the State of New York to the extent not preempted by the laws of the United States.

        8.07 Effective Date. This Plan is effective as of the effective date of the Conversion. Following Conversion, the Plan shall be presented to shareholders of the Company for ratification for purposes of (i) obtaining favorable treatment under Section 16(b) of the Exchange Act; and (ii) maintaining listing on the National Association of Securities Dealers Automated Quotation ("NASDAQ") National Market System; provided, however, that the failure to obtain shareholder ratification will not affect the validity of the Plan and the Plan Share Awards thereunder.


        8.08 Term of Plan. This Plan shall remain in effect until the earlier of
(1) 21 years from the Effective Date, (2) termination by the Board, or (3) the distribution of all assets of the Trust. Termination of the Plan shall not affect any Plan Share Awards previously granted, and such Awards shall remain valid and in effect until they have been earned and paid, or by their terms expire or are forfeited.

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        9.01 Compliance  with  Section 16. If this Plan is  qualified  under 17
C.F.R. ss.240.16b-3 of the Exchange Act Rules, with respect to persons subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan fails to so comply, it shall be deemed null and void, to the extent permitted by law.

                  IN WITNESS WHEREOF, the Association has established this Plan to be executed by its duly authorized executive officer and the corporate seal to be affixed and duly attested, effective as of the 18th day of November, 1993.



                                                   By:__________________________
                                                         George L. Engelke, Jr.


Attest:


--------------------------------
William K. Sheerin

















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